Evercore Partners G5 Transaction Overview September 14, 2010 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, our operations and financial performance. In some cases, you can identify these forward-looking statements by the use of words such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”,
“should”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words.  All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  Such forward-
looking statements are subject to various risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under “Risk Factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent Quarterly Reports on Form 10-Q.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this discussion. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Structure
Acquisition of 50% interest in G5 Holding S.A. (G5) – holding company for G5 advisors
G5 management team will own the remainder of the company
Evercore will have an opportunity to acquire the remaining 50% of the company beginning in 2014
Consideration
Initial consideration of $20 million (approximately 50% Cash - 50% Restricted Stock)
–
Restricted Stock becomes tradable annually on a pro-rata basis over 4 years
Additional consideration (earnouts) may be paid based on the level of earnings achieved in
2011, 2012 and 2013
Approximately 50% of earnout payments are payable in Restricted Stock at Evercore’s option
Investment
Management
Capital
Commitment
Evercore has committed up to $10 million of investment in future G5 private equity funds and other investment management products
Financial Impact
to EVR
The transaction is expected to be moderately accretive to earnings under a range of growth rates for the business
Closing
Early October, subject to customary closing conditions
G5 Advisors Overview – Transaction Summary

We advised

RICHARDS

salinas Bintang

in their merger with

inbrands

2010 G5 advisors

TERMONORTE

CS

G5 advisors

CS

CONTROLAR

CCR Briso

G5 advisors

Brasil Ecodiesel

G5 advisors

G5 advisors

e

EVERCORE PARTNERS

São Marcos

ANCAR Ivanhoe Cambridge

G5 advisors

Smithfield

JBS

EVERCORE PARTNERS

WROBEL

AGRA INCORPORADORA

G5 advisors

CP CIMENTO E PARTICIPAÇÕES

Votorantim | Cimentos

G5 advisors

CP CIMENTO E PARTICIPAÇÕES

G5 advisors

EVERCORE PARTNERS

3 G5 Advisory Transactions

G5 Investment Management
Asset Management (AUM in R$ millions) Wealth Management (AUM in R$ billions)
—
Focused on Brazilian equities
—
Managing domestic and international portfolios
comprising Fixed Income, Equities and Alternatives
22
27
32
54
68
78
88
79
0
10
20
30
40
50
60
70
80
90
100
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 8M 10
2.35
1.93
0.26
0.31
2.00
2.20
3.96
0.28
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 8M 10

Team
Corrado Varoli, CEO
– Mr. Corrado Varoli is the Chief Executive Officer (CEO) and Chairman of the Board of G5 Advisors. Prior to
co-founding G5 Advisors in 2007, he was at Goldman Sachs from 1999 until 2006 where he was a Partner and
Head of Latin America. From 1987 until 1999 he was at Morgan Stanley where he was a Managing Director in the
Investment Banking Division. Mr. Varoli has an MBA from Georgetown University and a bachelors degree in
Engineering from McMaster University in Hamilton, Canada.
Renato Klarnet, Founding Partner, Asset Management & Wealth Management
– Mr. Renato Klarnet is a Senior Partner, co-founder and a Member of the G5 Advisors Board. Prior to co-
founding G5 Advisors in 2007, he was the Chief Executive Officer and co-founder of Tradewire Group. From
2003 to 2005, Mr. Klarnet was an EM Portfolio Manager in the Fixed Income Principal Investment Group of JP
Morgan. Before that, from 2001 to 2003, he was the Head Equities Trader for the Latin America Division at
Goldman Sachs. From 1997 to 2001, Mr. Klarnet had a similar role at Morgan Stanley. He started his career at
Banco Pactual in Brazil, where he worked from 1993 to 1997 and headed their Institutional Equity Sales Trading
Group. Mr. Klarnet has a bachelors degree in Economics from the Pontifícia Universidade Católica RJ.
Marcelo Lajchter, Founding Partner, Advisory
– Mr. Marcelo Lajchter is a Senior Partner, co-founder and a Member of the G5 Advisors Board. Prior to co-
founding G5 Advisors in 2007, from 1995 to 2007 he was a Senior Partner at Barbosa Müssnich & Aragão
Advogados, one of the most relevant Law Firms in Corporate Law, M&A and Restructuring in Brazil. Mr.
Lajchter has a bachelors degree in Law from the Universidade Estadual do Rio de Janeiro (UERJ).

Team – contd.
André Benchimol, Senior Partner
– Mr. André Benchimol is a Senior Partner of G5 Advisors. Prior to joining G5 Advisors in 2007, Mr. Benchimol was a Senior Partner at Tradewire Group from 2006 to 2007, where he headed their Private Wealth Management effort. From 2003 to 2006, Mr. Benchimol was the head of Private Banking at Banque Safdié in Rio de Janeiro.
From 2001 to 2003, Mr. Benchimol was the head of Institutional Sales at Bank of America Asset Management in
São Paulo. From 1998 to 2001, he was a vice president of Institutional and High Net Worth Individuals Sales at
ING Investment Management in São Paulo. Mr. Benchimol holds a bachelors degree in Industrial Engineering from the Pontifícia Universidade Católica RJ.
Carlos Gros, Senior Partner
– Mr. Carlos Gros is a Senior Partner at G5 Advisors. Prior to joining G5 Advisors in 2007, Mr. Gros worked from
2005 to 2007 at Gafisa, one of the largest real estate developers in Brazil where he was responsible for Investors
Relations and previously a Business Development Manager. From 2001 to 2003 he was a Project Manager at El
Paso Energy. From 1996 to 2001, Mr. Gros worked at Banco Pactual as an Emerging Markets trader, and previously was responsible for the Corporate Sales Desk. Mr. Gros has an MBA from the London Business
School and a bachelors degree in Economics from Duke University.
André Zylberberg, Senior Partner
– Mr. André Zylberberg is a Senior Partner at G5 Advisors. Prior to joining G5 Advisors in 2008, Mr. Zylberberg was the founding partner and Portfolio Manager of Brazilian equities at Paradigma Assessoria Financeira. From
2001 to 2005 he was the co-founder and Portfolio Manager of Klig Capital - a G10 global macro fund., where was primarily responsible for G10 equities/commodities/credit. Before founding Klig Capital, Mr. Zylberberg managed a Brazilian equities portfolio, co-managed a domestic hedge fund and led a team running an Emerging
Markets debt and equity portfolio at Banco Pactual. From 1987 to 1991, Mr. Zylberberg was responsible for Shell
Brasil’s foreign exchange trading and financial planning. Mr. Zylberberg holds an MM from the University of
Warwick, Coventry, UK, 1992, BS in Statistics from ENCE, Rio de Janeiro, Brazil, 1987, and BS, Economics,
UFRJ, Rio de Janeiro, Brazil, 1986.

Strategic Rationale
G5 strengthens our position and ability to serve clients globally in the important emerging economies of the world
G5 strengthens our strategic alliances with CITIC Securities and Mizuho
Strong business and cultural fit
– High quality team with deep experience
– Complementary portfolio of businesses
The transaction is expected to be moderately accretive to earnings in its first year

Evercore Partners